EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex Internattional Corporation ("Standex"), hereby consttiitutes Edward J. Trainorr and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997


                                    /s/  William L. Brown
                                    William L. Brown

                                                                 EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.



                                    /s/  David R. Crichton
                                    David R. Crichton

                                                                 EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.


                                    /s/  Thomas H. DeWitt
                                    Thomas H. DeWitt

                                                            EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.



                                    /s/  Walter F. Greeley
                                    Walter F. Greeley

                                                              EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.



                                    /s/  Daniel B. Hogan
                                    Daniel B.  Hogan

                                                                 EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.

                                    /s/  Thomas L. King
                                    Thomas L. King

                                                              EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.



                                    /s/  C. Kevin Landry
                                    C. Kevin Landry

                                                              EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.



                                    /s/  H. Nicholas Muller, III
                                    H. Nicholas Muller, III

                                                              EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to commply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.



                                    /s/  Sol Sackel
                                    Sol Sackel

                                                              EXHIBIT 24


                               POWER OF ATTORNEY


      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.

                                    /s/  Lindsay M. Sedwick
                                    Lindsay M. Sedwick

                                                              EXHIBIT 24
                               POWER OF ATTORNEY

      The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Thomas H. DeWitt, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1997, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

      Witness my signature as of the 22nd day of September, 1997.


                                    /s/  Edward J. Trainor
                                    Edward J. Trainor